Nationwide Life Insurance Company of America • Nationwide Provident VLI Separate Account 1

Prospectus supplement dated June 15, 2009 to
Prospectus dated May 1, 2009

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about June 11 2009, the Securities and Exchange Commission (the “SEC”) issued a public notice of Nationwide’s application for an Order permitting the substitution of shares of the underlying mutual funds in Column A (“Existing Funds”) below with shares of the underlying mutual funds in Column B (“Replacement Funds”) below.  Nationwide anticipates that the SEC will issue the Order on or about July 13, 2009.

Column A Existing Funds	Column B Replacement Funds
Neuberger Berman Advisers Management Trust—AMT Partners Portfolio: I Class	Nationwide Variable Insurance Trust—Neuberger Berman NVIT Multi Cap Opportunities Fund: Class I
Van Eck Worldwide Insurance Trust—Worldwide Emerging Markets Fund: Initial Class	Nationwide Variable Insurance Trust—Gartmore NVIT Emerging Markets Fund: Class III
Van Eck Worldwide Insurance Trust—Worldwide Emerging Markets Fund: Class R1	Nationwide Variable Insurance Trust—Gartmore NVIT Emerging Markets Fund: Class III

The Exchange Date established for the substitution will be August 14, 2009.

Prior to the Exchange Date.  From the current date until the Exchange Date, investors with allocations in the Existing Funds may transfer allocations to any other available underlying mutual fund, the fixed account (if available), and/or a Guaranteed Term Option (if available) in accordance with the policy.  During this period, any transfers from an Existing Fund will not be treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the policy.

On the Exchange Date.  At the close of business on the Exchange Date, any allocations that remain in the Existing Funds will be redeemed.  Such redemptions will then be used to purchase accumulation units/annuity units in the corresponding Replacement Funds.  All policy owners affected by the substitution will receive a written confirmation of the transaction.  The redemption/repurchase to effectuate the substitution will not be treated as a transfer for the purposes of daily transfer limitations.

After the Exchange Date.  Effective immediately following the Exchange Date, the Existing Funds will no longer be available as investment options in the policy.  Additionally, from the Exchange Date through September 14, 2009, policy owners may reallocate amounts that were substituted into the Replacement Funds to any other available underlying mutual fund, the fixed account (if applicable), and/or a Guaranteed Term Option (if available) without the transfer being treated as a transfer for purposes of transfer limitations and short-term trading fees that would otherwise be applicable under the terms of the policy.

For further information or forms, please contact Nationwide at:

Nationwide Life Insurance Company of America
One Nationwide Plaza, RR1-04-F4
Columbus, Ohio 43215

1-800-688-5177

TDD: 1-800-238-3035